Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. Sec. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Liberty Capital Asset Management, Inc. (the “Company”) on Form 10-K for the year ended March 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael A. Barron, Chief Executive Officer and I, Lee Shorey, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  Michael A. Barron
Michael A. Barron
Chief Executive Officer

/s/  Lee Shorey
Lee Shorey
Chief Financial Officer